Exhibit 99.1

                                   Quipp, Inc.

                  Certification by the Chief Executive Officer
          Relating to a Periodic Report Containing Financial Statements


          I, Michael S. Kady, Chief Executive Officer of Quipp, Inc., a Florida corporation (the "Company"), hereby certify that, based on my knowledge:

         (1) The Company's periodic report on Form 10-Q for the period ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *


/s/ Michael S. Kady
---------------------------
Michael S. Kady
Chief Executive Officer

Date:    November 12, 2002